EXHIBIT 99.1

EXECUTION VERSION

FORBEARANCE AGREEMENT AND FOURTEENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FORBEARANCE AGREEMENT AND FOURTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 21st day of November, 2018 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, an Event of Default has occurred under the Loan Agreement as a result of the Obligors’ breach of Sections 9.3.1 and 10.1(c) of the Loan Agreement as a result of the failure of the Borrowers to maintain a minimum Fixed Charge Coverage Ratio for the Fiscal Quarter ending on September 30, 2018, such failure being verbally represented by the Obligors to the Lender (collectively, the “Stated Event of Default”);

WHEREAS, in addition to the Stated Event of Default, certain additional Events of Default have occurred under the Loan Agreement as a result of the Obligors’ breach of (i) Sections 9.2.1 and 10.1(c) of the Loan Agreement as a result of the incurrence of additional Debt of RLT in favor of Aston and Robert V. LaPenta, respectively, subsequent to the Thirteenth Amendment Effective Date, which additional Debt does not constitute Permitted Debt; (ii) Exhibit F to and Section 10.1(d) of the Loan Agreement as a result of the failure by the Borrowers to timely deliver to the Lender a Borrowing Base Certificate for the month ending September 30, 2018; and (iii) Sections 2.1.4 and 10.1(a) of the Loan Agreement as a result of the Overadvance that exists as of the date hereof but which has not been repaid in accordance with the provisions of the Loan Agreement (collectively, the “Specified Stated Events of Default”);

WHEREAS, the Obligors have represented to the Lender that the Obligors will not be in compliance with the minimum Fixed Charge Coverage Ratio requirements under Section 9.3.1 of the Loan Agreement for the Fiscal Quarter ending on December 31, 2018, thus constituting a Default under the Loan Agreement as of the date hereof, and as of December 31, 2018, thus constituting an Event of Default under the Loan Agreement (collectively, the “Q4 2018 FCCR Default”, and together with the Stated Event of Default, collectively, the “Subject Defaults”);

WHEREAS, the Obligors have requested that the Lender (i) waive the Specified Stated Events of Default, (ii) forbear from (x) demanding the payment of the Obligations as a result of the Stated Event of Default, and (y) exercising certain of its rights and remedies against the Obligors and the Collateral on account of the Subject Defaults, so as allow the Obligors additional time to complete the Obligors’ Fiscal Year 2019 business plan and provide the Lender with a restructuring plan of its Debt, and (iii) modify and amend certain terms and conditions of the Loan Agreement; and

WHEREAS, the Lender is willing to so waive, forbear and amend certain terms and conditions of the Loan Agreement, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement. In addition, the following terms used in this Agreement shall have the following meanings:

(a)	Forbearance Fee: as defined in Section 6(c) of this Agreement.

(b)	Forbearance Period: as defined in Section 5(a) of this Agreement.

(c)	Forbearance Period Financial Accommodation: as defined in Section 6(a) of this Agreement.

(d)	Forbearance Termination Date: shall mean 5:00 P.M. (EST) on January 31, 2019.

(e)	Termination Event: as defined in Section 7 of this Agreement.

2. Waiver of Specified Stated Events of Default. The Lender hereby waives the Specified Stated Events of Default. The waiver of the Specified Stated Events of Default is a one-time waiver only, and relates solely to the Specified Stated Events of Default (and not, for avoidance of doubt, the Stated Event of Default which continues and has not been waived), and shall not be deemed to constitute an agreement by the Lender to waive any future breaches of said provisions of the Loan Agreement or any future breaches of any other provision of any other Loan Document.

3. Acknowledgement of Relume Merger; Certain Debt Repaid.

(a)

The Obligors and the Lender hereby acknowledge and agree that, on July 27, 2018, Relume Technologies, LLC (“Relume”), a Borrower under the Loan Agreement, was merged with and into Seesmart, with Seesmart being the surviving entity. The Obligors represent and warrant that such merger was consummated in accordance with all applicable law. Hence, as of the Forbearance and Fourteenth Amendment Effective Date, Relume is no longer a Borrower under the Loan Agreement.

(b)	The Obligors warrant and represent to the Lender that the Energy Source Debt and the TNT Debt have been repaid in full, and the Obligors have no further liability to any Person thereunder.

4. Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of November 14, 2018:

Principal:         $38,025,415.89

(b)	LC Obligations as of November 14, 2018:

Principal:         $0.00

(c)	Bank Product Debt as of November 14, 2018:

Principal:         $0.00

(d)	Unused Fee as of November 16, 2018:

        Fee:         $1,735.87

(e)	Unpaid attorneys’ fees and expenses as of November 19, 2018*

                         $106,583.40

*	includes October 17, 2018 invoice of $8,832.30

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

5. Forbearance by Lender.

(a)

Each Obligor acknowledges and agrees that the Stated Event of Default has occurred and is continuing as of the date hereof, and agrees that Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral. In consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement, as and when due, the Lender agrees to forbear from accelerating the Obligations, demanding payment thereof, and exercising its rights and remedies against the Obligors and the Collateral otherwise available to Lender upon the occurrence of such Stated Event of Default, until the earlier of: (i) the Forbearance Termination Date, or (ii) the occurrence of a Termination Event. The period commencing as of the date of the effectiveness of this Agreement and ending on the earlier of (i) or (ii) above shall be referred to as the “Forbearance Period”. Further, during the Forbearance Period, and in consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement, as and when due, the Lender agrees to forbear from taking (or omitting to take) any action otherwise available to Lender solely as a result of the existence of the Q4 2018 FCCR Default.

(b)

Each Obligor covenants and agrees that, except as provided for in Paragraph 2 hereof, which is a one-time waiver and relates solely to the Specified Stated Events of Default, nothing contained in this Agreement shall: (i) constitute (x) a waiver of the Subject Defaults (or of any other Default or Event of Default, whether now existing or hereafter arising under any of the Loan Documents), and/or (y) a waiver of any right or remedy which the Lender may have on account thereof, or (ii) without limiting the foregoing, preclude the exercise of rights and remedies (a) by the Lender with respect to (x) rights to charge Obligors’ accounts, or otherwise demand payment, for amounts which may be due under the Loan Documents or other similar rights, or (y) rights under Cash Management Services or Bank Product Agreements with Obligors, including rights to demand usual and customary payments due in connection therewith; (b) which Lender may have against any parties other than Obligors who may be obligated on account of the Obligations, or (c) as a result of any Default or Event of Default (whether now existing or hereafter arising) other than the Subject Defaults.

6. Terms of Forbearance. The Lender’s agreements set forth herein are subject to each of the following terms and conditions and, to the extent necessary, the Loan Documents are hereby amended to conform to the following terms and conditions:

(a)

Revolver Loans During Forbearance Period. As a result of the Subject Defaults, the Lender has no further obligation to make any Revolver Loans and/or to issue Letters of Credit (hereinafter, each of such financial accommodation shall be referred to as a “Forbearance Period Financial Accommodation”). Notwithstanding the foregoing, the Lender agrees to make Forbearance Period Financial Accommodations subject to and in accordance with the terms and conditions of the Loan Agreement, this Agreement, and the other Loan Documents, until the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event. Without limiting the generality of the foregoing, the Lender shall have no obligation to make any Forbearance Period Financial Accommodation, if, prior to the making of such Forbearance Period Financial Accommodation, an Overadvance then exists (above and beyond the Forbearance and Fourteenth Amendment Overadvance), or after giving effect to the making of such Forbearance Period Financial Accommodation, an Overadvance (above and beyond the Forbearance and Fourteenth Amendment Overadvance) would then exist (each instance, being an “Additional Forbearance Period Overadvance”), unless such Additional Forbearance Period Overadvance is repaid in accordance with the provisions of Section 11 of this Agreement prior to the making such Forbearance Period Financial Accommodation. The Lender shall promptly advise the Borrowers of the amount of any such Additional Forbearance Period Overadvance.

(b)

Repayment of Obligations. Without in any way derogating from any of Obligors’ obligations under the Loan Documents, Obligors shall continue to remit all regularly scheduled payments (whether due on account of any Revolver Loans, or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Documents, as and when such payments are due (other than, for the avoidance of doubt, payments becoming due solely as a result of one or more Subject Defaults). For avoidance of doubt, the Full Payment of the Obligations shall become due and payable without demand by Lender upon the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event.

(c)

Forbearance Fee. In consideration of the Lender’s agreements set forth herein, Obligors agree to pay the Lender a non-refundable forbearance fee in the amount of $50,000.00 (the “Forbearance Fee”). The Forbearance Fee shall be: (i) fully earned by the Lender as of the Forbearance and Fourteenth Amendment Effective Date, (ii) retained by the Lender as a fee under all circumstances and shall not be applied in reduction of any other of the Obligations, and (iii) paid to the Lender in good and collected upon the execution of this Agreement.

7. Termination Events. The occurrence of any one or more of the following events shall constitute an immediate termination event (each a “Termination Event”) under this Agreement:

(a)	A material breach of any warranty or representation set forth herein by the Obligors; or

(b)

The receipt, by the holders of the Consolidated Aston/LaPenta Note and/or any Additional LaPenta Note, of any amounts constituting Debt thereunder other than amounts permitted pursuant to the Aston/LaPenta Subordination Agreement; or any proceeding is instituted by the holder of any such Debt to attempt to collect such Debt; or

(c)	The occurrence, after the date hereof, of any Event of Default (other than the Subject Defaults).

8. Effect of Termination. Upon the expiration of the Forbearance Period or the occurrence of a Termination Event: (a) the agreements of the Lender set forth herein shall automatically terminate; (b) at Lender’s option, Lender may declare all Obligations to be immediately due and payable in full, provided, however, that if an Event of Default of the type described in Section 10.1(j) of the Loan Agreement shall have occurred, then all outstanding Obligations shall automatically become immediately due and payable in full without presentment, demand, or notice; and (c) Lender may immediately commence enforcing the Lender’s rights and remedies pursuant to this Agreement, the Loan Documents, applicable law and otherwise, in such order and manner as Lender may determine appropriate in its sole and exclusive discretion.

9. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Additional Debt Principal Payment Conditions” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(b)	The definition of “Adjustment Date” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(c)	The definition of “Applicable Margin” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Applicable Margin: means as of November 21, 2018 through and including January 31, 2019, but subject to the terms and conditions of the Forbearance Agreement and Fourteenth Amendment (i) 3.75% with respect to Base Rate Revolver Loans and (ii) 4.75% with respect to LIBOR Revolver Loans.”

The definitions of “Aston Note” and “Aston Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) are each hereby deleted in their entirety.

(d)	The definition of “Borrowing Base” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Borrowing Base: on any date of determination, an amount equal to the lesser of:

(a) the Revolver Commitment; or

(b) the sum of:

(i) 85% of the Value of Eligible Accounts; plus

(ii) without duplication of subclause (i) above, the lesser of (A) 75% of the Value of Eligible Energy Source – TNT Energy Unbilled Accounts, and (B) $6,000,000; plus

(iii) the least of (A) 70% of the Value of Eligible Inventory, or (B) 85% of the NOLV Percentage of the Value of Eligible Inventory, or (C) $8,000,000; plus

(iv) 100% of the current balance of the Pledged Cash Collateral; minus

(v) the Availability Reserve.”

(e)	The definition of “Designated Accounts” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(f)	The definition of “LaPenta Reimbursement Agreement” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(g)	The definition of “LaPenta Reimbursement Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(h)	The definition of “Permitted Liens” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby amended by adding the following new subsections (m) thereto:

“(m) Liens against the Obligors in favor of Aston and LaPenta to secure (i) the Consolidated Aston/LaPenta Note in an amount not to exceed the amount of the Consolidated Aston/LaPenta Note in existence as of the Forbearance and Fourteenth Amendment Effective Date, and (ii) any Additional LaPenta Note in an aggregate amount not to exceed $5,000,000, in all instances subject to the terms and conditions of the Aston/LaPenta Subordination Agreement.”

(i)	The definition of “Pledged Cash Collateral” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Pledged Cash Collateral: means all of Pledgor’s right, title and interest in and to the cash and other assets more particularly described in the Cash Collateral Pledge Agreement and which shall be under the sole dominion and control of the Lender. As of the Forbearance and Fourteenth Amendment Effective Date, the aggregate amount of Pledged Cash Collateral is $0.00.”

(j)	The definition of “Revolver Commitment” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Commitment: Lender’s obligation to make Revolver Loans and to issue Letters of Credit in an amount up to $38,000,000 in the aggregate.”

(k)	The definition of “Subordinated Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Subordinated Debt: all of the indebtedness owed by any Obligor to any Person the repayment of which is subordinated to the repayment of the Obligations pursuant to the terms of a debt subordination agreement approved by Lender in its reasonable discretion. For sake of clarity, the DPI/Epiphany Debt, Consolidated Aston/LaPenta Note and any Additional LaPenta Note constitute Subordinated Debt.”

(l)	The definition of “Total Leverage Ratio” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(m)	The definition of “Unused Line Fee Rate” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Unused Line Fee Rate: a per annum rate equal to 0.50%.”

(n)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Additional LaPenta Note: means one or more promissory notes in an aggregate principal amount not to exceed $5,000,000 executed and delivered by RLT in favor of LaPenta after the Forbearance and Fourteenth Amendment Effective Date, provided that, (i) such note(s) shall be in a form identical to the form of the Consolidated Aston/LaPenta Note (other than the amount), (ii) the proceeds of which shall be used for working capital obligations of the Obligors, including, without limitation to pay down the Forbearance and Fourteenth Amendment Overadvance, and any other Obligations, and (iii) RLT shall provide the Lender with a complete copy of such executed Additional LaPenta Note within one (1) Business Day of the execution thereof.”

“Aston/LaPenta Subordination Agreement: means that certain Subordination and Intercreditor Agreement, dated as of the Forbearance and Fourteenth Amendment Effective Date, made jointly by Aston and LaPenta for the benefit of the Lender, which Aston/LaPenta Subordination Agreement shall constitute a Loan Document for all purposes.”

“Cash Burn: means, for any period of calculation for the Obligors on a consolidated basis, all calculated in accordance with GAAP, total receipts plus the proceeds of any Additional LaPenta Note received by Obligors during such period minus the sum of (i) total disbursements during such period (except and excluding disbursements constituting Debt service paid during such period), plus (ii) the amount of outstanding checks that have not been presented for payment during such period.”

“Consolidated Aston/LaPenta Note: means that certain Consolidated Promissory Note, dated as of November 21, 2018 (as amended, restated, modified or otherwise changed from time to time), in the original principal amount of $38,407,968.88, executed and delivered by RLT in favor of the Aston and LaPenta.

“Forbearance Agreement and Fourteenth Amendment: means that certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018, by and among the Obligors and the Lender.”

“Forbearance and Fourteenth Amendment Effective Date: means the effective date of the Forbearance Agreement and Fourteenth Amendment, which is November 21, 2018.”

“Forbearance and Fourteenth Amendment Overadvance: as defined in Section 2.1.4.”

“LaPenta: means Robert V. LaPenta.”

“LIBOR Screen Rate: means the LIBOR quote on the applicable screen page the Lender designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Lender from time to time).”

“LIBOR Successor Rate: as defined in Section 3.6.”

“LIBOR Successor Rate Conforming Changes: means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Lender, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Lender in a manner substantially consistent with market practice (or, if the Lender determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Lender determines in consultation with the Borrower).”

“Scheduled Unavailability Date: as defined in Section 3.6.”

(o)	Section 2.1.4 (Overadvances) of the Loan Agreement of the Loan Agreement is hereby restated in its entirety as follows:

“2.1.4 Overadvances. Subject to the paragraph immediately below, if Revolver Usage exceeds the Borrowing Base (“Overadvance”) at any time, the excess amount shall be payable by Borrowers on the sooner of demand by Lender or the first Business Day after any Borrower has knowledge thereof, but all such Revolver Loans shall nevertheless constitute Obligations secured by the Collateral and entitled to all benefits of the Loan Documents. Any funding or sufferance of an Overadvance shall not constitute a waiver of the Event of Default caused thereby.

Notwithstanding the foregoing, the Obligors acknowledge and agree that, as of the Forbearance Agreement and Forbearance and Fourteenth Amendment Effective Date, an Overadvance exists in the amount of $5,000,000 (the “Forbearance and Fourteenth Amendment Overadvance”). Notwithstanding that the such Forbearance and Fourteenth Amendment Overadvance is otherwise immediately due and payable in full, the Obligors and the Lender agree that it shall be repaid by the Obligors to the Lender as follows: (i) one (1) installment of $500,000, to be paid on November 26, 2018, (ii) two (2) installments of $250,000 each to be paid on November 27, 2018, and December 4, 2018, and (iii) four (4) installments of $1,000,000, each to be paid on December 11, 2018, December 18, 2018, December 26, 2018, and January 2, 2019, time being of the essence.”

(p)	Section 3.6 (Inability to Determine Rates) of the Loan Agreement is hereby amended by inserting the following provision at the end thereof:

“Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Lender determines (which determination shall be conclusive absent manifest error) that:

(i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Lender has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(iii) loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Lender, the Lender and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below).

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Lender will promptly so notify the Borrower. Thereafter, (x) the obligation of the Lenders to make or maintain LIBOR Loans shall be suspended, (to the extent of the affected LIBOR Loans or Interest Periods), and (y) the LIBOR component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Loans (to the extent of the affected LIBOR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.”

(q)	Section 8.1.30 of the Loan Agreement (Subordinated Debt) is hereby deleted in its entirety and the following substituted in its stead:

“8.1.30. Subordinated Debt. Borrowers have delivered to Lender complete and correct copies of the DPI/Epiphany Settlement Agreement, the Consolidated Aston/LaPenta Note, the Energy Source Note, and the TNT Notes, including all schedules and exhibits thereto. Upon the execution and delivery thereof, Borrowers will have delivered to the Lender complete and correct copies of any Additional LaPenta Note and shall have otherwise satisfied the requirements set forth in the definition thereof. No Obligor is in default in the performance or compliance with any material provisions thereof.”

(r)	Section 9.2.7(e) of the Loan Agreement (Restrictions on Payment of Certain Debt) is hereby deleted in its entirety and the following substituted in its stead:

“(e) Consolidated Aston/LaPenta Note and any Additional LaPenta Note, except that from and after the Forbearance and Fourteenth Amendment Effective Date, the Borrowers may make regularly scheduled (i) cash payments (but not prepayments) of interest on the Consolidated Aston/LaPenta Note and any Additional LaPenta Note in an aggregate amount not to exceed $375,000, so long as before and after giving effect to such payment, no Event of Default (other than the Subject Defaults as defined in the Forbearance Agreement and Fourteenth Amendment) shall have occurred and be continuing, and (ii) payments in kind of interest, so-called “PIK interest”, at the rate required to be paid under the Consolidated Aston/LaPenta Note and any Additional LaPenta Note, to be added to the outstanding principal balances of such notes, as applicable;”

(s)	Section 9.2.7(g) of the Loan Agreement (Restrictions on Payment of Certain Debt) is hereby deleted in its entirety and the following substituted in its stead:

“(g) Borrowed Money (other than the Obligations, the DPI/Epiphany Debt, the Consolidated Aston/LaPenta Note and any Additional LaPenta Note) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date (or as amended thereafter with the written consent of Lender);”

(t)	Section 9.2.7(i) of the Loan Agreement (Restrictions on Payment of Certain Debt) is hereby deleted in its entirety and the following substituted in its stead:

“(i) any cash payments required to be paid to Aston pursuant to the Management Services Agreement; provided however, the Borrower may pay compensation to Aston with shares of common stock of RLT as permitted by Section 2 of the Management Services Agreement as in effect as of the Eleventh Amendment Effective Date.”

(u)	Section 9.2.7(aa) of the Loan Agreement (Restrictions on Payment of Certain Debt) is hereby deleted in its entirety.

(v)	Section 9.3.2 of the Loan Agreement (Financial Covenants) is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2 Maximum Monthly Cash Burn. Shall not permit cumulative Cash Burn (calculated from October 27, 2018) to exceed (i) $6,113,000 through November 30, 2018, and (ii) $6,757,000 through December 31, 2018, the foregoing calculation being in conformity with the financial plan set forth in Exhibit H annexed hereto, all determined to the sole satisfaction of the Lender.”

(w)	Attached hereto as Exhibit “B” is the new Exhibit H (Cash Burn Plan) to the Loan Agreement.

10. Ratification of Loan Documents. Except as specifically amended by this Agreement, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than the Stated Event of Default, and no Default exists other than the Q4 FCCR Default, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Subject Defaults and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

11. Additional LaPenta Note Cure Provisions. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, and for avoidance of doubt, during the Forbearance Period the proceeds of any Additional LaPenta Note may be used (i) to repay any Additional Forbearance Period Overadvance, (ii) to repay the Forbearance and Fourteenth Amendment Overadvance, (iii) to satisfy the Cash Burn covenant set forth in Section 9.3.2 of the Loan Agreement as amended hereby, and/or (iv) to fulfill any other monetary Obligation of the Obligors under the Loan Documents as amended hereby (items (i) through and including (iv) each a “Curable Termination Event”), provided that, in each such event, (x) within one (1) Business Day after the occurrence thereof, Obligors notify Lender in writing of the existence of the applicable Curable Termination Event specifying in reasonable detail the nature and amount thereof and, (y) within two (2) Business Days after delivery of said notice, (1) the proceeds of an Additional LaPenta Note sufficient to cure said Curable Termination Event are paid to Lender, and (2) Obligors furnish Lender with a copy of said Additional LaPenta Note. Immediately following the application of the proceeds of said Additional LaPenta Note in accordance with the previous sentence and compliance by the Obligors with the requirements of clauses (x) and (y), and subject to the other provisions of this Agreement, Lender agrees to continue to make Forbearance Period Financial Accommodations in accordance with Section 6(a) of this Agreement.

12. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

13. Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)

This Agreement shall have been duly executed and delivered by the respective parties hereto (including, without limitation, the delivery of the Cash Burn Plan), and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received payment from the Obligors of the Forbearance Fee.

(d)

The Lender shall have received satisfactory confirmation that proceeds of at least $12,000,000 from the LaPenta Note have been distributed to the Lender and applied to reduce the outstanding Obligations.

(e)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Agreement and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(f)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “A”.

(g)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Agreement, all documents related thereto and/or associated therewith in the aggregate amount of $106,583.40.

14. Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Forbearance and Agreement Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

[Signatures Continue on Next Page]

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

TRI-STATE LED DE, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

[Signatures Continue on Next Page]

VALUE LIGHTING, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

ENERGY SOURCE, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

SEESMART, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

TNT ENERGY, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	Sole Manager

[Signatures Continue on Next Page]

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	President of Sole Manager

BREAK ONE NINE, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James DePalma
Name:	James DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James DePalma
Name:	James DePalma
Title:	Sole Manager

EXHIBIT A

Document Agenda

(see attached)

EXHIBIT A

DOCUMENT AGENDA

for

FOURTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

among

REVOLUTION LIGHTING TECHNOLOGIES, INC.,

As Borrower’s Agent

and

LIGHTING INTEGRATION TECHNOLOGIES, LLC,

TRI-STATE LED DE, LLC,

VALUE LIGHTING, LLC,

ALL AROUND LIGHTING, L.L.C.,

ENERGY SOURCE, LLC,

REVOLUTION LIGHTING – E-LIGHTING, INC.,

SEESMART, LLC, and

TNT ENERGY, LLC

As Additional Borrowers Party Thereto

and

VALUE LIGHTING OF HOUSTON, LLC,

BREAK ONE NINE, INC.,

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC., and

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

As Guarantors Party Thereto

BANK OF AMERICA, N.A.,

as Lender

November 21, 2018

Table of Parties
Bank of America, N.A.	“Lender” or “L”
Riemer & Braunstein LLP (Lender’s counsel)	“R&B”

Kevin M. Murtagh, Esq.
Riemer & Braunstein LLP
Three Center Plaza, 6th Floor
Boston, Massachusetts 02108
(617) 523-9000
(617) 880-3456 fax

Anthony B. Stumbo, Esq.
Riemer & Braunstein LLP
Times Square Tower, Suite 2506
Seven Times Square
New York, New York 10036
(212) 789-3100
(212) 719-0140 fax

Revolution Lighting Technologies, Inc.,	“Borrowers” or “B”
Lighting Integration Technologies, LLC,
Tri-State LED DE, LLC,
Value Lighting, LLC
All Around Lighting, L.L.C.
Energy Source, LLC
Revolution Lighting – E-Lighting, Inc.
Seesmart, LLC
TNT Energy, LLC

Value Lighting of Houston, LLC	“Guarantors” or “G”
Break One Nine, Inc.
Revolution Lighting Technologies – Energy
Source, Inc.
Revolution Lighting Technologies – TNT
Energy, LLC

Lowenstein Sandler (Borrowers’ counsel)	“BC”
Michael Buxbaum, Esq.
1251 Avenue of the Americas
New York, New York 10020
(646) 414-6820
(973) 422-6847 fax

Item

PART ONE: LOAN AND OPERATIVE DOCUMENTS

1.	Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement

2.	Third Amended and Restated Revolver Loan Note ($38,000,000)

3.	Consolidated Promissory Note [Aston/LaPenta]

4.	Security Agreement (securing Aston/LaPenta Consolidated Promissory Note)

5.	Guaranty (guarantying Aston/LaPenta Consolidated Promissory Note)

6.	Aston/LaPenta Subordination and Intercreditor Agreement

7.	UCC-1 Financing Statements

(a) Aston

(b) LaPenta

8.	Ratification and Fifth Amendment to Pledge and Security Agreement (LaPenta)

9.	LaPenta Letter of Direction re: Pledged Cash Collateral
PART TWO: ORGANIZATIONAL AND AUTHORITY DOCUMENTS

10.	Omnibus Certificate (including certified charter documents, bylaws/operating agreement, resolutions, incumbency certificate, good standing and foreign qualification certificates) for each Loan Party

PART THREE: MISCELLANEOUS

11.	UCC, Tax and Judgment Lien Searches for Loan Parties

Exhibit A

Organizational Documents

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Revolution Lighting Technologies, Inc.
Lighting Integration Technologies, LLC
Tri-State LED DE, LLC
Value Lighting, LLC
All Around Lighting, L.L.C.
Energy Source, LLC
Revolution Lighting – E-
Lighting, Inc.

Exhibit A to Document Agenda

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Seesmart, LLC
TNT Energy, LLC
Value Lighting of Houston, LLC
Break One Nine, Inc.
Revolution Lighting Technologies – Energy Source, Inc.
Revolution Lighting Technologies – TNT Energy, LLC

Exhibit A to Document Agenda

Exhibit B

UCC, Tax and Litigation/Judgment Lien Searches for Loan Parties

Company	UCC	Federal Tax	Litigation/Judgment
Revolution Lighting Technologies, Inc.
Lighting Integration Technologies, LLC
Tri-State LED DE, LLC
Value Lighting, LLC
All Around Lighting, L.L.C.
Energy Source, LLC
Revolution Lighting – E-Lighting, Inc.
Seesmart, LLC
TNT Energy, LLC

Exhibit B to Document Agenda

Company	UCC	Federal Tax	Litigation/Judgment
Value Lighting of Houston, LLC
Break One Nine, Inc.
Revolution Lighting Technologies – Energy Source, Inc.
Revolution Lighting Technologies – TNT Energy, LLC

Exhibit B to Document Agenda

EXHIBIT B

Exhibit H to the Loan Agreement

Cash Burn Plan

(see attached)

RVLT

Cash Burn Covenant

	Last 3 Days October	November	December	Total
FORECASTED CASH RECEIPTS	$1,995	$10,935	$13,450	$26,380

FORECASTED CASH DISBURSEMENTS	(2,337)	(13,475)	(13,906)	(29,718)
Investigation/Restructuring	(86)	(664)	(1,000)	(1,750)
Interest and Other Expenses	—	(235)	(301)	(536)
Change in Outstanding Checks	(1,257)	—	1,250	(7)

Net Cash Disbursements	(3,680)	(14,374)	(13,957)	(32,011)

NET CASH CHANGE	$(1,685)	$(3,439)	$(507)	$(5,631)

CUMULATIVE CASH CHANGE	$(1,685)	$(5,124)	$(5,631)	$(5,631)

COVENANT—@ 20.00%	$(2,022)	$(6,149)	$(6,757)	$(6,757)

RVLT

Cash Burn Covenant

	WEEK ENDING
	10/31/2018	11/2/2018	11/9/2018	11/16/2018	11/23/2018	11/30/2018	12/7/2018	12/14/2018	12/21/2018	12/31/2018	Total
FORECASTED CASH RECEIPTS	$1,995	$1,495	$2,670	$2,398	$2,210	$2,162	$3,516	$3,403	$3,140	$3,391	$26,380

FORECASTED CASH DISBURSEMENTS	(2,337)	(3,337)	(2,467)	(3,013)	(2,079)	(2,579)	(2,981)	(3,900)	(3,077)	(3,948)	(29,718)
Investigation/Restructuring	(86)	—	—	(400)	(150)	(114)	(250)	(250)	(250)	(250)	(1,750)
Interest and Other Expenses		(205)	—	—	(30)	—	(301)				(536)
Change in Outstanding Checks	(1,257)	—	—	—	—	—	—	—	—	1,250	(7)

Net Cash Disbursements	(3,680)	(3,542)	(2,467)	(3,413)	(2,259)	(2,693)	(3,532)	(4,150)	(3,327)	(2,948)	(32,011)

NET CASH CHANGE	$(1,685)	$(2,047)	$203	$(1,015)	$(49)	$(531)	$(16)	$(747)	$(187)	$443	$(5,631)

CUMULATIVE CASH CHANGE	$(1,685)	$(3,732)	$(3,529)	$(4,544)	$(4,593)	$(5,124)	$(5,140)	$(5,887)	$(6,074)	$(5,631)	$(5,631)

(1.)	Company received $755K of expected November receipts during the week ended 10-26-18.
(2.)	Increased Investigation and Restructuring Fees by $1.0M, as costs appear to be coming in higher than expected.
(3.)	Included Interest and Other Expenses in Cash Burn Calculation (inadvertently missed on last version).

RVLT

Cash Burn Covenant

	WEEK ENDING
	10/31/2018	11/2/2018	11/9/2018	11/16/2018	11/23/2018	11/30/2018	12/7/2018	12/14/2018	12/21/2018	12/31/2018	Total
Cash Receipts:
Multi-Family Total	$763	$770	$1,100	$1,100	$1,100	$1,100	$1,250	$1,250	$1,250	$1,250	$10,933
RVLT Group	53	95	160	160	160	160	675	675	675	675	3,488
TriState	243	85	710	438	250	202	591	478	215	466	3,678
Energy Source/TNT	936	545	700	700	700	700	1,000	1,000	1,000	1,000	8,281
Corporate Challenge	—	—	—	—	—	—	—	—	—	—	—

FORECASTED CASH RECEIPTS	$1,995	$1,495	$2,670	$2,398	$2,210	$2,162	$3,516	$3,403	$3,140	$3,391	$26,380

Cash Disbursements:
Multi-Family Total	$(487)	$(590)	$(940)	$(807)	$(1,057)	$(557)	$(825)	$(825)	$(825)	$(825)	$(7,738)
RVLT Group	(410)	(890)	(379)	(159)	(73)	(99)	(356)	(615)	(615)	(615)	(4,211)
TriState	(119)	(232)	(285)	(184)	(174)	(150)	(337)	(337)	(337)	(338)	(2,493)
Energy Source/TNT	(750)	(500)	(750)	(750)	(625)	(625)	(1,000)	(1,000)	(1,000)	(1,000)	(8,000)
Corporate	(349)	(65)	(113)	(153)	(50)	(188)	(223)	(93)	—	(200)	(1,434)
Corporate Payment of Division Expenses	(222)	(40)	—	(40)	(100)	—	(240)	—	(300)	—	(942)
Payroll Total	—	(1,020)	—	(920)	—	(960)	—	(1,030)	—	(970)	(4,900)

FORECASTED CASH DISBURSEMENTS	$(2,337)	$(3,337)	$(2,467)	$(3,013)	$(2,079)	$(2,579)	$(2,981)	$(3,900)	$(3,077)	$(3,948)	$(29,718)